Vanguard Intermediate-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus Dated February 27, 2013

Prospectus and Summary Prospectus Text Changes

The following text replaces similar text under "Investment Advisor":

Portfolio Manager

James M. D'Arcy, CFA, Portfolio Manager. He has managed the Fund since 2013.

Prospectus Text Changes

The following text replaces similar text for the Intermediate-Term Tax-Exempt Fund under the heading **Investment Advisor**:

James M. D'Arcy, CFA, Portfolio Manager. He has worked in investment management since 1996; has managed investment portfolios since 1999; has been with Vanguard since 2011; and has managed the Intermediate-Term Tax-Exempt Fund since 2013. Education: B.A., University of Colorado.

CFA® is a trademark owned by CFA Institute.

Vanguard Marketing Corporation, Distributor.

PS 42 062013

Vanguard Municipal Bond Funds

Supplement to the Statement of Additional Information Dated February 27, 2013

Statement of Additional Information Text Changes

In the **Investment Advisory Services** section, the text under "1. Other Accounts Managed" is revised to indicate that James M. D'Arcy manages Vanguard Intermediate-Term Tax-Exempt Fund.

As of May 31, 2013, Mr. D'Arcy managed three other registered investment companies with total assets of $13.3 billion (advisory fees not based on account performance).

As of May 31, 2013, Mr. D'Arcy did not own any shares of Vanguard Intermediate-Term Tax-Exempt Fund.

Vanguard Marketing Corporation, Distributor.

SAI 045A 062013